Financial Instruments - Estimated Fair Market Values of Financial Instruments Not Carried at Fair Value in Consolidated Balance Sheets (Detail) (USD $) In Millions, unless otherwise specified	Mar. 31, 2014	Dec. 31, 2013	Mar. 31, 2013
Debt Instrument Fair Value Carrying Value [Abstract]
Financing receivables, carrying amount	$ 22,148	$ 21,976	$ 20,376
Debt, carrying amount	31,296	29,866
Financing receivables, fair value	22,096	21,974
Debt, fair value	$ 31,985	$ 30,361